]



                       MERRILL LYNCH PACIFIC FUND, INC.

                     Supplement dated March 8, 2002 to the
                        Prospectus dated April 12, 2001


     The section captioned "About the Portfolio Manager" under the heading "How the Fund Invests" appearing on page 8 is amended by deleting such information and adding the following section:

      James Russell has been the portfolio manager of the Fund since 2002. Mr. Russell was a Vice President of the Manager from 1994 to 1997 and has held the office of Managing Director since
      1998. Mr. Russell is primarily responsible for the management of the Fund's portfolio.


Code # 10073-04-01ALL